SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           FORM 8-K

                       CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported)
                            October 15, 2001

                       EXCHANGE BANCSHARES, INC.

       (Exact name of Registrant as specified in its Charter)

Ohio                          033-54566          34-1721453
(State or other jurisdiction (Commission         (IRS Employer
of incorporation)             File No.)    Identification Number)


237 Main Street, Luckey, Ohio                           43443
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (419) 833-3401

                                 N/A
(Former name or former address, if changed since last report)


Item 5. Other Events

Effective October 15, 2001 and pursuant to the Regulations of the Company, the Board of Directors by resolution appointed two new members to the Board of Directors of Exchange Bancshares, Inc. The following persons will serve as directors in the classes and for such terms as set forth next to their names:

Thomas J. Elder           Class I, with a term expiring at the
                          2002 annual shareholders meeting

Mark S. Derkin            Class II, with a term expiring at the
                          2003 annual shareholders meeting

The two new directors will serve until each director's successor is duly-elected, qualified and has commenced serving. With the addition of the two directors, the Board of Directors of the Company now consists of eleven directors.


                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   EXCHANGE BANCSHARES, INC.


Date: October 15, 2001             By:/s/Marion Layman
                                             Marion Layman
                                             President